UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2007

FIRST GUARANTY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Louisiana	000-52748	26-0513559
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of Incorporation)		Identification No.)

400 East Thomas Street, Hammond, Louisiana		70401
(Address of principal executive offices)		(zip code)

Registrant’s telephone number, including area code: (985) 345 -7685

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of certain officers; Compensating Arrangements of Certain Officers

On September 19, 2007, First Guaranty Bancshares, Inc. announced that effective immediately Mr. Barton J. Leader, Jr. has been terminated from his position as Senior Vice President and Commercial Lending Division Head of First Guaranty Bank.

Item 9.01                      Financial Statements and Exhibits

(a)                      Financial Statements of businesses acquired.  Not Applicable.

(b)                      Pro forma financial information.  Not Applicable.

(c)                      Shell company transactions: None

(d)                      Exhibits.                      None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.

DATE: September 21, 2007                                                                           By:  /s/Michele E. LoBianco
Michele E. LoBianco
Secretary and Treasurer